UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2019

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2019, the Board of Directors of Helios and Matheson Analytics Inc. (the “Company”) appointed Parthasarathy (Pat) Krishnan as the Interim Chief Executive Officer of the Company. Since January 20, 2017, Mr. Krishnan, age 56, has served as the Company’s Chief Innovation Officer. Mr. Krishnan previously served as a member and Chairman of the Board of Directors of the Company (the “Board”) from April 1, 2016 to November 9, 2016 and as the Company’s President, Chief Executive Officer and Interim Chief Financial Officer from April 1, 2016 to January 20, 2017. From May 2013 to March 2016, Mr. Krishnan was the Chief Technology Officer and Co-Founder of Ciberoc Corporation. Ciberoc Corporation addresses cyber physical security needs using biometric authentication coupled with multifactor authentication for cloud infrastructure enterprises.

Mr. Krishnan will continue to be subject to the at-will employment agreement he entered into with the Company on April 7, 2016 (the “Krishnan Agreement”). Pursuant to the Krishnan Agreement, Mr. Krishnan’s annual compensation was initially $175,000 a year, which was increased to $225,000 on November 9, 2016. The Krishnan Agreement includes non-compete and non-solicitation provisions that continue for a period of one year following his separation from service.

There are no family relationships between Mr. Krishnan and the Company’s other directors or executive officers.

In addition, on September 18, 2019, the Board appointed Mr. Joseph Fried as the Chairman of the Board. Mr. Fried is one of the current independent members of the Board and a member of each of the Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee and Strategic Review Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS AND MATHESON ANALYTICS INC.

Date: September 24, 2019	By:	/s/ Robert Damon
Robert Damon Interim Chief Financial Officer

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